UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2024

AtlasClear Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41956 (Commission File Number)	92-2303797 (I.R.S. Employer Identification No.)

2203 Lois Ave., Ste. 814 Tampa, FL (Address of principal executive offices)	33607 (Zip Code)

(727) 446-6660 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATCH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Definitive Material Agreement.

On October 23, 2024, AtlasClear Holdings, Inc. (the “Company”), Quantum Ventures LLC, Chardan Capital Markets, LLC (“Chardan”) and Chardan Quantum LLC entered into an agreement pursuant to which they settled the claim previously referenced in the Company’s filing of a current report on Form 8-K on April 17, 2024, and any and all related claims (the “Settlement Agreement”). In connection with the Settlement Agreement, Chardan exchanged the convertible, interest-bearing promissory note originally issued by the Company on February 9, 2024, in the aggregate principal amount of $4,150,000 (the “Original Note”) for an amended non-interest bearing, convertible note in the aggregate principal amount of $5,209,764 (the “Chardan Amended Note”). While the Chardan Amended Note does not bear interest, it can be converted from time to time by Chardan into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), on terms substantially similar to the conversion provisions in the Original Note, and any remaining outstanding principal is to be repaid in full on the same maturity date as the Original Note.

In connection with the Settlement Agreement, on October 23, 2024, the Company and Chardan entered into an amendment (the “Chardan Amended RRA”) to the registration rights agreement, dated February 9, 2024, pursuant to which the Company agreed, among other things, to file, by December 31, 2024, a registration statement with the Securities and Exchange Commission (the “SEC”), registering the resale of shares of Common Stock issuable upon conversion of the Chardan Amended Note. If the resale registration statement (i) is not filed by December 31, 2024, then the interest rate of the Chardan Amended Note will increase by 2% per annum until the date of the filing, and shall be prorated for such period until the date of such filing and (ii) is not effective by March 31, 2025, then the interest rate on the Chardan Amended Note will increase to 19.99% per annum from March 31, 2025 until the date of effectiveness.

The foregoing summaries provide only a brief description of the Chardan Amended Note and the Chardan Amended RRA. The summaries do not purport to be complete and are qualified in their entireties by the full text of such documents, copies of which are attached as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 21, 2024, the Company held a special meeting of stockholders (the “Special Meeting”) in connection with the 1-for-30 Reverse Stock Split Proposal, 1-for-40 Reverse Stock Split Proposal, 1-for-50 Reverse Stock Split Proposal, 1-for-60 Reverse Stock Split Proposal, and Authorized Share Increase Proposal as defined and described in the definitive proxy statement filed by the Company with the SEC on October 8, 2024 (the “Proxy Statement”).

On October 7, 2024, the record date for the Special Meeting, there were an aggregate of 23,275,171 shares of Common Stock entitled to be voted at the Special Meeting. At the Special Meeting, 12,732,007 shares of Common Stock, or approximately 54.70% of the shares entitled to vote at the Special Meeting, were represented in person or by proxy.

At the Special Meeting, the Company’s stockholders approved the 1-for-30 Reverse Stock Split Proposal, 1-for-40 Reverse Stock Split Proposal, 1-for-50 Reverse Stock Split Proposal, 1-for-60 Reverse Stock Split Proposal, and Authorized Share Increase Proposal, in each case, as defined and described in greater detail in the Proxy Statement. Set forth below are the final voting results for each proposal:

1-for-30 Reverse Stock Split Proposal

The proposal to amend the Company’s amended and restated certificate of incorporation to effect a reclassification and conversion of each outstanding share of the Company’s Common Stock into one-thirtieth of a share of Common Stock (e.g., a 1-for-30 reverse stock split), and authorize the Company’s board of directors (the “Board of Directors”) to implement or abandon this amendment no later than October 25, 2025. The voting results of the shares of Common Stock were as follows:

For	Against	Abstentions
12,386,041	345,891	75

1-for-40 Reverse Stock Split Proposal

The proposal to amend the Company’s amended and restated certificate of incorporation to effect a reclassification and conversion of each outstanding share of the Company’s Common Stock into one-fortieth of a share of Common Stock (e.g., a 1-for-40 reverse stock split), and authorize the Board of Directors to implement or abandon this amendment no later than October 25, 2025. The voting results of the shares of Common Stock were as follows:

For	Against	Abstentions
12,358,288	373,644	75

1-for-50 Reverse Stock Split Proposal

The proposal to amend the Company’s amended and restated certificate of incorporation to effect a reclassification and conversion of each outstanding share of the Company’s Common Stock into one-fiftieth of a share of Common Stock (e.g., a 1-for-50 reverse stock split), and authorize the Board of Directors to implement or abandon this amendment no later than October 25, 2025. The voting results of the shares of Common Stock were as follows:

For	Against	Abstentions
12,359,488	372,519	0

1-for-60 Reverse Stock Split Proposal

The proposal to amend the Company’s amended and restated certificate of incorporation to effect a reclassification and conversion of each outstanding share of the Company’s Common Stock into one-sixtieth of a share of Common Stock (e.g., a 1-for-60 reverse stock split), and authorize the Board of Directors to implement or abandon this amendment no later than October 25, 2025. The voting results of the shares of Common Stock were as follows:

For	Against	Abstentions
12,359,188	372,719	100

Authorized Share Increase Proposal

The proposal to amend the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of Common Stock from 100,000,000 shares to 500,000,000 shares and the number of authorized shares of preferred stock, par value $0.0001 per share, from 1,000,000 shares to 25,000,000 shares. The voting results of the shares of Common Stock were as follows:

For	Against	Abstentions
12,353,678	376,154	2,175

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Amended and Restated Convertible Promissory Note, dated as of October 23, 2024, by and between AtlasClear Holdings, Inc. and Chardan Capital Markets, LLC.
10.2	First Amendment to Registration Rights Agreement, dated as of October 23, 2024, by and between AtlasClear Holdings, Inc. and Chardan Capital Markets, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLASCLEAR HOLDINGS, INC.

Date: October 25, 2024	/s/ John Schaible
	Name:	John Schaible
	Title:	Executive Chairman